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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 19, 2002

COMMISSION FILE NUMBER 0-26941

                              ENTREPORT CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                                                65-0703923
---------------------------------                            -------------------
  (STATE OR OTHER JURISDICTION                                 (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

            5937 DARWIN COURT, SUITE 109, CARLSBAD, CALIFORNIA 92008
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  760-688-1144
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                           (ISSUER'S TELEPHONE NUMBER)


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      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE
                                  LAST REPORT)



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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS:

On September 12, 2002, Tony Acone resigned from the board of directors of EntrePort Corporation effective as of that date. On September 16, 2002, Scott Lucas resigned from the board of directors of EntrePort Corporation effective as of that date. With these resignations, Mr. Acone and Mr. Lucas also resigned from the Audit Committee effective as of the same respective dates. No reason was given for the resignations.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
         (c)
         Exhibits.

  EXHIBIT
  NUMBER                                  DESCRIPTION
  ------                                  -----------


17.1         Tony Acone's resignation letter dated September 13, 2002.

17.2         Scott Lucas' resignation letter dated September 18, 2002.



                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 EntrePort Corporation
                                                     (Registrant)


Dated:  September 26, 2002                       By: /s/ William A. Shue
                                                     ---------------------------
                                                     William A. Shue,
                                                     Chief Executive Officer and
                                                     Chief Financial Officer